SCHEDULE  14A

(Rule  14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE  14A INFORMATION

Proxy Statement Pursuant to Section  14(a) of the Securities

Exchange Act of 1934

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Barnwell Industries, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BARNWELL INDUSTRIES, INC.

___________________

Notice of Annual Meeting of Stockholders

___________________

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 3, 2008, at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

(1) the election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

(2) the ratification of the selection of the independent auditor for 2008;

(3) the approval of the 2008 Pay for Performance Plan;

(4) the approval of the 2008 Equity Incentive Plan;

(5) the approval of certain Stock Options previously granted to our President and our Chief Financial Officer; and

(6) any and all other business which may properly come before the meeting.

Only stockholders of record at the close of business on January 7, 2008, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2007, which includes consolidated financial statements, is enclosed herewith.

We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated: January 17, 2008

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the “Company”), to be held on March 3, 2008 at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

The accompanying Proxy is solicited by the Board of Directors (the “Board” or the “Board of Directors”) of the Company. The Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted for a stockholder if the stockholder attends the meeting and elects to vote in person.

This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about January 17, 2008.

VOTING AT THE MEETING

Only stockholders of record at the close of business on January 7, 2008 (the “Record Date”) will be entitled to vote at the annual meeting and any adjournment thereof. As of the Record Date, 8,196,460 shares of common stock, par value $0.50, of the Company (the “Common Stock”) were issued and outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting. The election of directors and the ratification of KPMG LLP as our independent auditor for the fiscal year ending September 30, 2008 require a plurality of the votes cast at the meeting. Approval of the 2008 Pay for Performance Plan, the 2008 Equity Incentive Plan, and the grant of certain Stock Options previously granted to our President and our Chief Financial Officer requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to be voted on such matter. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal and will be disregarded in the election of directors and ratification of KPMG LLP as our independent auditor, but since they are not affirmative votes for the other proposals, abstentions will have the same effect as a vote against such other proposals. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon, other than the election of directors and ratification of KPMG LLP as our independent auditor. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on these matters. A broker non-vote will not have any effect on any of the proposals. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

All eleven directors of the Company are proposed to be elected at the meeting. Each elected director shall hold office until the next annual meeting and until his successor is duly elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy FOR the election to the Board of Directors of the persons named below. The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

Our Board of Directors recommends a vote FOR the election of all eleven directors of the Company.

DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held seven meetings during the fiscal year ended September 30, 2007. All directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on two occasions out of the presence of management during the fiscal year ended September 30, 2007.

The following table sets forth, as to the directors and nominees for election: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations
Morton H. Kinzler	1956	82

Chairman of the Board of the Company since 1980, President from 1971 to December 2002 and Chief Executive Officer since 1971. Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and a Director of the Company.

Alan D. Hunter[1]	1977	70	Partner, Code Hunter LLP, Calgary, Alberta (attorneys) since December 1, 2001.
Martin Anderson[1]	1985	84

Investor; Of Counsel, Goodsill Anderson Quinn & Stifel LLP, Honolulu, Hawaii (attorneys) since January 2007 and Partner from 1955 until December 2006; Distinguished Overseer, Hoover Institution of Stanford University; Trustee and Secretary, Hawaii Pacific University; Trustee, Oceanic Institute (scientific research facility).

Murray C. Gardner, Ph.D.[1]	1996	75	Independent consultant and investor.
Alexander C. Kinzler	1999	49

President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001. Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.

_________________________

[1]	This director is independent as defined in Section 121(A) of the American Stock Exchange listing standards.

Terry Johnston	2000	66	Investor.
Russell M. Gifford	2003	53

Secretary of the Company since December 2002. Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company since December 1999.

Diane G. Kranz[1]	2003	67	Senior Partner, Kranz & Co., LLP (certified public accountants), since 1970.
Kevin K. Takata[1]	2004	51	Deputy Prosecuting Attorney, City and County of Honolulu since 1987, Trials Division Chief from 1997 to 2006. Instructor, National Advocacy Center since 2000.
Ahron H. Haspel[2]	2006	64	Partner, Jones Day (attorneys) since February 2005; Partner, KPMG LLP (certified public accountants) from 1977 to February 2005. Former member of KPMG’s Board of Directors and KPMG’s Leadership Team.
Robert J. Inglima, Jr.[1]	2007	49	Investor; Attorney in private practice since 1985; Principal and Member, Cipolla Sziklay, LLC (certified public accountants and consultants) from April 2004 to July 2006.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee and there is no nominating committee charter. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because potential nominees are recommended to the full Board by a majority vote of the independent directors. The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Board determines whether it is appropriate to replace the retiring member. If deemed appropriate, the Board identifies the desired skills and experience of a new nominee. The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. Once nominees have been identified, the independent directors recommend to the Board such nominees and the Board reviews and votes on such recommendation.

_________________________

1  This director is independent as defined in Section 121(A) of the American Stock Exchange listing standards.

2   As of February 2008, this director will be independent as defined in Section 121(A) of the American Stock Exchange listing standards.

The Board will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the meeting. Any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders. Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

•    a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

•    the candidate’s name, age, contact information and current principal occupation or employment;

•    the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

•	at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of this Proxy Statement, to the attention of Russell M. Gifford, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting. Nine members of the Board of Directors attended the 2007 Annual Meeting of Stockholders of the Company, of which two attended in person and seven attended by telephone.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Hunter, Chairman, and Mr. Anderson, Dr. Gardner and Ms. Kranz. The Compensation Committee (i) determines the annual compensation of the Company’s senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held two meetings during the fiscal year ended September 30, 2007, and has no charter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Johnston served as a member of the Compensation Committee until December 8, 2006. He is not an officer of the Company. Although Mr. Johnston is not independent as defined in Section 121 (A) of the American Stock Exchange listing standards, the independent members of the Board of Directors determined in accordance with the American Stock Exchange listing standards that he brought a unique and valuable perspective to the Compensation Committee because of his real estate development experience and his opportunity, as a minority owner of Kaupulehu Developments, the Company’s majority-owned real estate development general partnership, to assess management’s capabilities. Mr. Johnston was the only member of the Compensation Committee during fiscal year 2007 with transactions requiring disclosure by the Company as related party transactions. Please see “Certain Relationships and Related Transactions”, below for an explanation of the Company’s transactions with Mr. Johnston.

During fiscal year 2007, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors, and no member of our Compensation Committee was an employee or former employee of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Objective and Philosophy

The Compensation Committee’s objective is to implement a compensation program which attracts, retains and motivates highly qualified executive officers and management personnel who will enhance the Company’s annual performance and long-term growth objective. This program is intended to closely align the interests of our executives and managers with the interests of the Company’s stockholders by both motivating management and rewarding management for the advancement of the Company’s business objectives. The Compensation Committee attempts to achieve these objectives by linking compensation to the accomplishment of positive results and the creation of value for the Company’s stockholders from both near-term and long-term performance perspectives. The Compensation Committee believes that cash compensation in the form of salary and incentive bonuses provides our executives with near-term rewards for achievement of individual performance goals and Company objectives. The Compensation Committee believes that long-term compensation through the award of stock options or other equity awards encourages management to focus on long-term projects and results by giving management a stake in the Company’s long-term performance and success. In addition, the Compensation Committee has awarded incentive bonuses as recognition for the accomplishment of certain substantial long-term objectives. The Compensation Committee considers all elements of compensation and these objectives when determining individual components of compensation packages, however the Compensation Committee does not engage in a rigid balancing of compensation benefits by limiting the availability of certain forms of compensation due to an executives’ receipt of other forms of compensation.

The Compensation Committee has determined that the Company’s oil and gas business segment is subject to fluctuations in revenues due to the change of oil and gas prices that are not controllable by the Company, and that the Company’s real estate development business segment is marked by the infrequent recognition of revenues, although such revenues may be material when and if they are recognized. The Compensation Committee has also determined that certain of the goals obtained and accomplishments of management over the last several years reflect many years of work and commitment to the Company which should be reflected in the current compensation packages for senior management.

As a result of these determinations, the Compensation Committee reviews not only the financial results of the Company, but also reviews non-financial measures and the achievement of certain long-term objectives. Such non-financial measures the Compensation Committee has considered in the past include, for the oil and gas business segment, the increase of known oil and gas reserves of the Company and additional exploration efforts to find additional oil and gas reserves, and, for the real estate development business segment, the acquisition of additional land and the progress in efforts to re-zone and re-position land in order to serve the Company’s land development goals.

The Compensation Committee does not utilize rigid measures in determining the amount of year end bonus compensation to be paid to management, but rather engages in an assessment of the Company’s financial and non-financial results for the relevant fiscal year, an assessment of the Company’s progress in achieving its long-term business objectives as set forth by the Board and Company management, and an executive’s demonstrated commitment to the Company. The Compensation Committee believes that by maintaining this flexibility it is able to reflect significant contributions to the Company’s operations even if such contributions are not immediately reflected in the Company’s financial results, were the result of long term efforts, or both.

In 2007, the Compensation Committee relied on industry compensation comparisons and the experience of its members to help establish base salary and equity compensation for executive officers. The industry compensation comparisons included public oil and gas exploration companies and various public companies operating in Hawaii. The Compensation Committee utilized this data not as a benchmark, but as a guideline to compensation levels in comparable companies in the marketplaces in which the Company operates. The Compensation Committee has determined that there are few companies directly comparable to the Company and that benchmarking would not necessarily provide a better basis to determine the compensation of our executive officers. The Compensation Committee believes that the cash compensation levels it has set and other performance related plans being implemented adequately meet the Compensation Committee’s objectives outlined above while comparing reasonably with compensation at companies within the marketplaces in which the Company operates.

In 2007, the Compensation Committee did not award any stock options or other equity compensation to the Company’s executive officers. This was primarily the result of the fact that the Company has few options available under its current equity incentive plan, and accordingly the Compensation Committee has recommended the adoption of the Barnwell Industries, Inc. 2008 Equity Incentive Plan discussed under “Proposal No. 4”, below.

Compensation Program Components

Currently there are three principal components of the Company’s executive compensation program: (i) annual base salary; (ii) near-term incentive compensation in the form of performance bonuses payable in cash on an annual basis; and (iii) long-term incentive compensation in the form of stock options and stock appreciation rights. These programs are structured in accordance with the Compensation Committee’s objectives and philosophy.

Base Salary

Base salary levels for the Company’s executives are determined based upon a variety of factors. These factors include scope of responsibility, performance and an assessment of competitive conditions in the marketplace for executives of comparable talent and experience. Base salaries for executives (other than the Chief Executive Officer) are generally recommended by the Chief Executive Officer for the review and approval of the Compensation Committee which makes a final determination based on the factors described above and the executives’ performance during the year. The Compensation Committee then submits its recommendation to the Board of Directors for approval. The Chief Executive Officer is not present during, and does not participate in, the voting or deliberations of the Board of Directors on his own compensation.

Near-Term Incentive Compensation

With respect to the Company’s 2007 fiscal year, the near-term incentive compensation component consisted of performance bonuses. As noted above, the amount of each bonus was determined in part based on individual and corporate financial and non-financial performance and the creation of value for our stockholders. The Compensation Committee has decided to add a more formalized element to the Company’s near-term incentive program, and accordingly has recommended the adoption of the 2008 Pay for Performance Plan discussed under “Proposal No. 3”, below.

Long-Term Incentive Compensation

The long-term incentive compensation component consists of the Company’s 1998 Stock Option Plan (the “Qualified Plan”) under which executives may be granted stock options exercisable to purchase shares of Common Stock with occasional grants of non-qualified stock options and stock appreciation right (“SARs”). Stock options granted under the Qualified Plan become exercisable in equal increments over four years and generally expire ten years from the date of grant. Non-qualified stock options and SARs also are granted from time to time to key personnel. Such non-qualified stock options or SARs become exercisable over five years and generally expire ten years from the date of grant. The deferred vesting provisions of the stock options are designed to reward long-term contributions and create an incentive for executives to remain with the Company and create long-term value for our stockholders.  The Compensation Committee believes that granting stock options creates an incentive to promote the long-term interests of the Company and aligns the economic benefit to be obtained by the executives granted such options with those of the Company’s outside stockholders. Stock options are granted by the Compensation Committee to key employees based on management’s recommendation. Levels of participation in the plan generally vary based on the employee’s position with the Company.

At present there are insufficient shares remaining in the Company’s 1998 Stock Option Plan to meet the Compensation Committee’s objectives for long-term compensation, and accordingly the Compensation Committee has recommended the adoption of the Barnwell Industries, Inc. 2008 Equity Incentive Plan discussed under “Proposal No. 4”, below.

Tax Considerations

In determining compensation, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs. Therefore, while considering tax deductibility as one of the factors in determining compensation, the Compensation Committee does not limit compensation to those levels or types of compensation whose deductibility by the Company is not restricted by Internal Revenue Code (“IRC”) Section 162(m). However, in part to maximize the tax deductibility to the Company of compensation paid to its executive officers, on December 12, 2007, the Board adopted, subject to approval of the stockholders of the Company, the 2008 Pay for Performance Plan and the 2008 Equity Incentive Plan. The 2008 Pay for Performance Plan is designed to comply with the requirements of IRC Section 162(m) relating to “performance-based” incentive compensation (to which the limitations of IRC Section 162(m) do not apply) in order to ensure the maximum deductibility to the Company of annual cash incentive compensation paid to its executives. The 2008 Equity Incentive Plan is also designed to permit the Compensation Committee to grant awards to executives of the Company that qualify as performance-based compensation under IRC Section 162(m).

IRC Section 162(m) imposes an annual limit on the amount that a public company may deduct for compensation paid to the Company’s Chief Executive Officer and each of the Company’s next three most highly compensated officers (other than the Chief Executive Officer) as of the end of the Company’s taxable year. During the Company's 2007 fiscal year, the Company determined that certain performance based compensation earned by executives of the Company during the 2006 fiscal year and paid to them during the Company's 2007 fiscal year did not qualify as "performance-based" compensation under IRC Section 162(m). Consequently, in order to permit the Company to take a tax deduction with respect to such compensation paid to the Company's executive officers during the 2007 fiscal year, Morton H. Kinzler, the Company's Chief Executive Officer, Russell Gifford, the Company's Chief Financial Officer, and Alexander Kinzler, the Company's President and Chief Operating Officer, each agreed to defer payment of his base salary (without interest) for the period from July 1 to September 30, 2007, until December 17, 2007. The Company’s executive officers were under no obligation to undertake such a deferral but did so in order to allow the Company to maximize its tax deductions.

In addition, in December 2004, the Company granted certain non-qualified stock options to Mr. A. Kinzler and Mr. Gifford. The stock options were issued with an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. However, although a portion of the stock options have been exercised, they have not been approved by the stockholders of the Company. In order to maximize the tax deduction available to the Company under IRC Section 162(m) of any income to Mr. A. Kinzler and Mr. Gifford that may result from the exercise of the remaining stock options, Mr. A. Kinzler and Mr. Gifford have agreed with the Company to permanently waive their rights under those stock options unless and until the material terms of the options are disclosed to and approved by the stockholders of the Company, in accordance with IRC Section 162(m). Further information in relation to the Company's proposal for stockholder approval of the stock options is detailed below in Item 5 - "Approval of Certain Stock Options Previously Granted to our President and our Chief Financial Officer."

Compensation of our Chief Executive Officer

Our Company’s Chief Executive Officer, Mr. Morton H. Kinzler, was a founder of the Company and has been employed by the Company for over 50 years. His vast knowledge of the Company’s operational history and his experience managing the Company from its inception has proved invaluable to the Company’s growth from an initial capitalization of approximately $2,000,000 to its present market capitalization in excess of $118,000,000. In evaluating his compensation, the Compensation Committee considers the same factors as described above for all executive officers (except that the Company’s executive management does not make salary recommendations for the Chief Executive Officer). The Compensation Committee also considers Mr. M. Kinzler’s long-term commitment and contributions to the Company. In December 2006, the Compensation Committee approved a fiscal year 2007 base salary for our Chief Executive Officer of $662,500. This represented an increase of $145,000 over the prior year, reflecting the Company’s strong financial results and the significant increase in the value of the Company achieved during the prior year. He was awarded a bonus of $450,000 for fiscal year 2007, reflecting the Company’s strong financial performance during the year.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended that it be included in this Proxy Statement.

Compensation Committee of the Board of Directors

Alan D. Hunter, Chairman

Murray C. Gardner

Martin Anderson

Diane G. Kranz

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has three executive officers. In addition, Mr. Warren Steckley served as an executive officer of the Company for a portion of fiscal year 2007. Information with respect to Mr. Steckley is disclosed in the following tables pursuant to current Securities and Exchange Commission (“SEC”) compensation disclosure rules, although he ceased being an executive officer prior to the end of fiscal year 2007 and has not been an executive officer since that time. The following table sets forth the names and ages of all named executive officers of the Company (including for this purpose, Mr. Steckley) their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company
Morton H. Kinzler	82

Chairman of the Board since 1980 and Chief Executive Officer since 1971. President from 1971 to December 2002. Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and a Director of the Company.

Alexander C. Kinzler	49

President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Director of the Company since December 1999. Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.

Russell M. Gifford	53

Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999. Director of the Company since March 2003.

Warren D. Steckley	51

President of Barnwell of Canada, Limited, a wholly-owned subsidiary of the Company, since December 1998. Vice President - Canadian Operations from December 1998 to September 2007. (Served as an executive officer of the Company for a portion of fiscal year 2007)

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding compensation paid during the fiscal year ended September 30, 2007 to (1) Morton H. Kinzler, our Chairman of the Board of Directors and Chief Executive Officer, (2) Alexander C. Kinzler, our President, Chief Operating Officer and General Counsel, (3) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary and (4) Warren D. Steckley. The Company currently has three executive officers. In addition, Mr. Warren Steckley served as an executive officer of the Company for a portion of fiscal year 2007. Information with respect to Mr. Steckley is disclosed in the following tables pursuant to current SEC rules, although Mr. Steckley ceased being an executive officer prior to the end of fiscal year 2007 and has not been an executive officer since that time.

No named executive officer was granted a stock award or option award in fiscal year 2007 or earned any non-equity incentive plan compensation in fiscal year 2007. As a result, such columns have been omitted.

Name and Principal Position	Year	Salary ($)[3]	Bonus ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Morton H. Kinzler Chairman of the Board and Chief Executive Officer	2007	662,500	450,000	<25,563>	68,275[4]	1,165,733
Alexander C. Kinzler President, Chief Operating Officer and General Counsel	2007	575,000	350,000	49,310	49,285[5]	1,023,595

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[3]	Amounts reported as salary for each of Messrs. M. Kinzler, A. Kinzler and Gifford include those amounts deferred as described in “Compensation Discussion and Analysis: Tax Considerations” above.

[4]

This amount represents perquisites received with respect to: (1) personal use of Company office; (2) medical expense reimbursement; (3) club memberships; (4) companion air travel; (5) vehicle expense (including depreciation on a straight-line basis with a 7-year life); (6) in-office meals; and (7) supplementary retirement payments made pursuant to an agreement with the Company.

[5]

This amount represents perquisites received with respect to: (1) medical expense reimbursement; (2) club memberships; (3) companion air travel; (4) vehicle expense (including depreciation on a straight-line basis with a 7-year life); and (5) imputed interest on a loan from the Company made prior to the enactment of the Sarbanes-Oxley Act.

Russell M. Gifford Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2007	450,000	200,000	67,655	36,477[6]	754,132
Warren D. Steckley President Barnwell of Canada (Executive officer for a portion of fiscal year 2007)	2007	189,000[7]	112,500	None	14,033[8]	315,533

Outstanding Equity Awards At Fiscal Year-End 2007

The following Outstanding Equity Awards At Fiscal Year-End 2007 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2007 to each of the executives.

No named executive officer held unvested stock awards as of fiscal year end 2007. As a result, such columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Morton H. Kinzler	None	None	N/A	N/A
Alexander C. Kinzler	55,000	75,000 120,000	9.48 8.80	12/2009 12/2014
Russell M. Gifford	85,000 30,000	30,000 36,000	1.98 8.62 8.80	12/2009 12/2014 12/2014
Warren D. Steckley[9]	40,000	None	2.60	6/2008

Option Exercises in 2007

The following Option Exercises in 2007 table sets forth information on stock option exercises during the fiscal year ended September 30, 2007, including the number of shares acquired upon exercise and the value realized for each of the named executives.

_________________________

[6]

This amount represents perquisites received with respect to: (1) medical expense reimbursement; (2) club membership; (3) companion air travel; (4) vehicle expense (including depreciation on a straight-line basis with a 7-year life); and (5) imputed interest on a loan from the Company made prior to the enactment of the Sarbanes-Oxley Act.

[7]	All amounts shown for Mr. Steckley in this table represent the average U. S. dollar equivalent during fiscal year 2007 of payments made to him in Canadian dollars.

[8]

This amount represents perquisites received with respect to: (1) club membership; (2) companion air travel; and (3) vehicle expense (including depreciation on a straight-line basis with a 7-year life).

[9]

Mr. Steckley was also granted 180,000 incentive units on June 1, 1998. The value of such incentive units directly relates to Barnwell of Canada, Limited’s (“BOC’s”) net income and to changes in the value of BOC’s oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions. Such adjusted reserve value is then divided by the number of shares of the Company’s outstanding common stock to determine the value of each incentive unit. These incentive units were fully exercised by Mr. Steckley on November 1, 2007 and he received the Canadian dollar equivalent of U.S. $507,000.

No named executive officer held stock awards that vested in fiscal year 2007. As a result, such columns have been omitted.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Morton H. Kinzler	None	None
Alexander C. Kinzler	20,000	183,233
Russell M. Gifford	65,000	951,789
Warren D. Steckley	80,000	1,671,667

No named executive officer was granted plan-based awards in fiscal year 2007 nor earned any nonqualified deferred compensation in fiscal year 2007. As a result, such tables have been omitted.

Equity Compensation Plan Information

The following table provides information about Barnwell’s Common Stock that may be issued upon exercise of options and rights under all of Barnwell’s existing equity compensation plans as of September 30, 2007:

Plan Category	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	345,000	$5.96	6,000
Equity compensation plans not approved by security holders	196,000	$7.54	-
Total	541,000	$6.53	6,000

Pension Benefits

The Company maintains a pension plan for its eligible employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service. The Company does not generally grant officers or employees additional years of credited services, however the years of credited service set forth in the table below for Mr. M. Kinzler take into account his years of association with the Company prior to the date of his formal employment pursuant to an agreement with him.

The Company enacted the Supplemental Executive Retirement Plan in 1996 in order to provide an additional incentive to the Company’s executive officers to remain with the Company. The Company enacted the Postretirement Medical Insurance Benefit Plan in 2006 as an additional incentive to the Company’s senior officers in the U.S. to remain with the Company.

The following Pension Benefits table sets forth information regarding the Company’s Employee Pension Plan and Supplemental Executive Retirement Plan as of the last day of the fiscal year ended on September 30, 2007 as to the named executives.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Morton H. Kinzler[10]	Employee Pension Plan	35	500,000	88,000
	Supplemental Executive Retirement Plan		32,000	6,000
	Post-retirement Medical Insurance Benefit Plan		277,000	None
Alexander C. Kinzler	Employee Pension Plan	23.1	259,000	None
	Supplemental Executive Retirement Plan		152,000	None
	Post-retirement Medical Insurance Benefit Plan		214,000	None
Russell M. Gifford	Employee Pension Plan	25.6	361,000	None
	Supplemental Executive Retirement Plan		207,000	None
	Post-retirement Medical Insurance Benefit Plan		214,000	None
Warren D. Steckley	Employee Pension Plan	None	None	None
	Supplemental Executive Retirement Plan	None	None	None
	Post-retirement Medical Insurance Benefit Plan		None	None

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company receive an annual fee of $15,000, are reimbursed for expenses incurred in connection with meeting attendance, and are offered medical coverage in the United States at the Company’s expense. Any such director who does not wish to obtain such medical coverage is paid an additional annual fee of $5,000. The Chairman of the Compensation Committee receives an additional $12,000 annual fee and the Chairperson of the Audit Committee receives an additional $25,000 annual fee. The members of the Executive Committee and Compensation Committee, other than the Chairmen, receive an additional $2,500 annual fee. The members of the Audit Committee, other than the Chairperson, receive an additional $10,000 annual fee. Mr. Terry Johnston, a director of the Company, is also reimbursed for certain expenses incurred with respect to services he performs for Kaupulehu Developments and Kaupulehu 2007, LLLP, real estate partnerships which are majority-owned by the Company. In addition, Mr. Johnston receives fees for various services he and his affiliates perform for the Company other than in his capacity as a director, which are disclosed under “Certain Relationships and Related Transactions” below.

Non-Employee Director Compensation

The following Non-Employee Director Compensation table sets forth information with regard to the directors and nominees to the Board of Directors as listed in the table under “Proposal No. 1”, above, with regard to compensation paid to them during the fiscal year ended September 30, 2007. Directors who are officers of the Company do not receive any fees for their service as directors and their compensation as officers of the Company is disclosed in the Summary Compensation Table.

_________________________

10          Pursuant to an agreement with the Company, Mr. M. Kinzler was credited with 10 years of service with the Company and as a result Mr. M. Kinzler received an additional $6,857 in fiscal year 2007 paid directly from the Company on an unfunded basis.  Such amount is not otherwise reflected in the Pension Benefits table above, but is included in the Summary Compensation Table.

No named director was granted a stock award or option award in fiscal year 2007 nor earned any non-equity incentive plan compensation in fiscal year 2007. As a result, such columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Alan D. Hunter	39,500	39,500
Martin Anderson	35,000	35,000
Murray C. Gardner, Ph.D.	35,000	35,000
Terry Johnston	17,500	17,500
Diane G. Kranz	50,000	50,000
Kevin K. Takata	30,000	30,000
Ahron H. Haspel	20,000	20,000
Robert J. Inglima, Jr.	None	None

AUDIT COMMITTEE

The members of the Audit Committee are Ms. Kranz, Chairperson, and Messrs. Gardner, Anderson, Hunter and Takata. All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards). The Board of Directors has determined that the Audit Committee has at least one audit committee financial expert, Ms. Kranz, who is a financial expert based on her being a certified public accountant. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was annexed to the Proxy Statement dated January 20, 2006; there has been no subsequent change in that charter and it is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2007, the Audit Committee held four meetings.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as such may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP its independence. Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Audit Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent registered public accounting firm, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Form 10-K, review of financial statements included in the Company’s Form 10-Qs and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2007 totaled $306,500. For the comparable services provided for the fiscal year ended September 30, 2006, KPMG LLP billed the Company $334,500.

Audit-Related Fees

For the fiscal years ended September 30, 2007 and September 30, 2006, KPMG LLP, the Company’s independent registered public accounting firm, did not bill the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent registered public accounting firm, for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2007 totaled $73,200 and for the fiscal year ended September 30, 2006 totaled $74,200.

All Other Fees

For the fiscal years ended September 30, 2007 and September 30, 2006, KPMG LLP, the Company’s independent registered public accounting firm, did not bill the Company for any fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Diane G. Kranz, Chairperson

Murray C. Gardner

Martin Anderson

Alan D. Hunter

Kevin K. Takata

EXECUTIVE COMMITTEE

The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Gardner, Alexander Kinzler, Johnston, Hunter and Ms. Kranz. The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws. During the fiscal year ended September 30, 2007, the Executive Committee held three meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Below are the transactions that occurred during fiscal year 2007 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Mr. Johnston

Mr. Johnston, a member of the Board of Directors of the Company, has an interest in transactions with certain of the Company’s subsidiaries. Mr. Johnston controls Nearco, Inc. (“Nearco”) and the Company has entered into several transactions with Nearco.

Kaupulehu Developments

Barnwell Hawaiian Properties, Inc. (“Barnwell Hawaiian”), a wholly-owned subsidiary of the Company, owns a 50.1% interest in Kaupulehu Developments. Cambridge Hawaii Limited Partnership (“Cambridge Hawaii”), which is 55.2% indirectly owned by the Company, owns the remaining 49.9% interest in Kaupulehu Developments. In 1987, Barnwell Hawaiian and Cambridge Hawaii agreed to pay Nearco 2% and 4%, respectively, of the cash consideration received from the sale of property owned by Kaupulehu Developments. Pursuant to these agreements, in fiscal year 2007 Barnwell Hawaiian and Cambridge Hawaii paid fees of $116,000 and $232,000, respectively, to Nearco in connection with Kaupulehu Developments’ receipt of proceeds from real estate transactions. Mr. Johnston also received approximately $1,885,000 during fiscal year 2007 in respect of the interest in Kaupulehu Developments he owns indirectly through certain entities under his control, including Nearco. On July 1, 2007, the interest in Kaupulehu Developments that Mr. Johnston owns indirectly through certain entities under his control decreased from 20.6% to 19.3% as a result of Mr. Johnston’s sale of such interests to an unrelated third party. Nearco was also paid $171,000 in fiscal year 2007 as a fee for real estate consulting services Nearco performed for Kaupulehu Developments. The Company believes such fees are fair and reasonable compensation for such services.

Kaupulehu 2007

In January 2007, the Company entered into an agreement with Nearco to form Kaupulehu 2007, LLLP (“Kaupulehu 2007”), for the purposes of investing in and developing real estate. Kaupulehu 2007 is owned 80% by the Company and 20% by Nearco. In January 2007, Kaupulehu 2007 entered into a purchase and sale agreement with WB-KD, LLC, an entity unaffiliated with either the Company or Mr. Johnston, to acquire up to seven lots from the Increment 1 portion of Lot 4 of Kaupulehu, North Kona, Hawaii. In April, 2007, Kaupulehu 2007 purchased two lots and began planning the development of two houses to be built on such lots for resale. Kaupulehu 2007 obtained a credit facility from a bank in Hawaii to finance the acquisition of the lots and construction of the two houses for resale. The credit facility is in the maximum amount of $7,500,000 and terminates in October 2008. Advances under the credit facility bear interest at the London Interbank Offer Rate plus 1.75%. The Company and Mr. Johnston jointly and severally guaranteed the obligations under the credit facility. In September, 2007, Kaupulehu 2007 purchased a third lot from WB-KD, LLC.

Mauka 3K

In June 2006, the Company entered into an agreement with Nearco to form Mauka 3K, LLC (“Mauka”), for the purpose of providing real estate consulting services and investing in real estate. The Company and Nearco each have a 50% membership interest in Mauka. Mauka received $3,000,000 in real estate consulting fees during fiscal year 2006, of which Mr. Johnston received $1,440,000 (after deduction of his half of the excise taxes payable on such fees) in respect of the 50% interest in Mauka he owns indirectly through Nearco. Mauka did not conduct material business activities in fiscal year 2007.

Kaupulehu Investors

In November 2006, Kaupulehu Investors, LLC (“Kaupulehu Investors”), a then wholly-owned subsidiary of the Company, invested $2,379,000 in Hualalai Investors JV, LLC, and $621,000 in Hualalai Investors II, LLC, two unrelated limited liability companies (hereinafter referred to collectively as “Hualalai Investors”) to acquire a 1.5% passive, minority interest in the Hualalai Resort, located at Kaupulehu, North Kona, Hawaii. The Hualalai Resort property includes the Four Seasons Resort Hualalai at Historic Ka'upulehu, two golf courses and a clubhouse, undeveloped residential property, and approximately 5,000 acres of agricultural-zoned leasehold land in the upland area of Kaupulehu situated between the Queen Kaahumanu Highway and the Mamalahoa Highway. The $3,000,000 investment was reduced by a $525,000 cash distribution in December 2006 from Hualalai Investors representing a return of capital.

In May 2007, Kaupulehu Investors invested $290,000 in Kona Village Investors, LLC (“Kona Village Investors”), a limited liability company unrelated to the Company, to acquire a 1.5% passive minority interest in Kona Village Resort, an oceanfront hotel property situated on an 800-acre area adjacent to Hualalai Resort and Kaupulehu Lot 4A. The partners of Kona Village Investors are essentially the same as the partners of Hualalai Investors.

In June 2007, Nearco paid the Company $553,000 to acquire a 20% minority interest in Kaupulehu Investors. The Company believes that it was reasonable to admit Nearco to Kaupulehu Investors on the same basis as it acquired its interests in Hualalai Resort and Kona Village Investors since there has been no significant change in circumstances since Kaupulehu Investors acquired its interests and it is in the Company’s best interests to have the benefit of Nearco and Mr. Johnston’s real estate experience during the tenure of its ownership interests in the resorts.

Kaupulehu Mauka Investors

In December 2006, Kaupulehu Mauka Investors, LLC, a wholly-owned subsidiary of the Company (“Mauka Investors”), purchased rights to acquire 14 residential lots in the approximately 5,000 acres of agricultural-zoned leasehold land in the upland area of Kaupulehu (“Mauka Lands”) situated between the Queen Kaahumanu Highway and the Mamalahoa Highway at Kaupulehu, North Kona, Hawaii, for $1,400,000. These rights allow Barnwell to develop the residential lots. One such lot acquisition right, which was acquired for $100,000, was one-half owned by Mr. Johnston’s wife and one-half owned by an unrelated third party. Mr. Johnston disclaims beneficial ownership as to the one-half interest in the lot acquisition right previously held by his wife, for which she received $50,000 prior to withholding for taxes.

Transactions with Drs. Sudarsky and Magaro

Dr. R. David Sudarsky and Dr. Joseph E. Magaro are persons known by the Company to be holders of more than 5% of the Company’s Common Stock. Dr. Sudarsky and Dr. Magaro are working interest owners in certain oil and gas properties managed by the Company and in which the Company also holds a working interest. As owners of up to 11.875% and 10.5%, respectively, of the working interest in these properties, they are required to pay their proportionate share of costs and are entitled to receive their proportionate share of revenues in the normal course of business from these properties. During fiscal year 2007, Dr. Sudarsky and Dr. Magaro earned revenues from their working interests in these properties, net of costs, of approximately $1,402,000 and $1,063,000, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 12, 2007, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the named executive officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[11]	Percent of Class

Joseph E. Magaro	401 Riversville Road	1,263,060	15.4%
	Greenwich, Connecticut

R. David Sudarsky	3015 North Ocean Boulevard	726,600	8.9%
	Ft. Lauderdale, Florida

Mercury Real Estate	100 Field Point Road	808,115[12]	9.9%
Advisors LLC	Greenwich, Connecticut

David R. Jarvis	c/o Mercury Real Estate Advisors LLC	808,115[12]	9.9%
	100 Field Point Road
	Greenwich, Connecticut

Malcolm F. MacLean IV	c/o Mercury Real Estate Advisors LLC	808,115[12]	9.9%
	100 Field Point Road
	Greenwich, Connecticut

Morton H. Kinzler	1100 Alakea Street, Suite 2900	1,309,608[13]	16.0%
	Honolulu, Hawaii

Alan D. Hunter	44 Medford Place, S.W.	3,200	*
	Calgary, Alberta, Canada

Martin Anderson	1099 Alakea Street, Suite 1800	5,000	*
	Honolulu, Hawaii

Murray C. Gardner, Ph.D.	P. O. Box 1657	20,000	*
	Kamuela, Hawaii

Alexander C. Kinzler	1100 Alakea Street, Suite 2900	338,520[14]	4.1%
	Honolulu, Hawaii

Terry Johnston	201-5325 Cordova Bay Road	6,000	*
	Victoria, British Columbia, Canada

Russell M. Gifford	1100 Alakea Street, Suite 2900	134,500[15]	1.6%
	Honolulu, Hawaii

Diane G. Kranz	145 East 57th Street	2,505	*
	New York, New York

_________________________

[11]

A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

[12]

David R. Jarvis and Malcolm F. MacLean IV are the managing members of Mercury Real Estate Advisors LLC. Shares reported as beneficially owned by Mercury Real Estate Advisors LLC, David R. Jarvis and Malcolm F. MacLean IV represent shares held by certain entities of which Mercury Real Estate Advisors LLC is the investment advisor. The aggregate beneficial ownership of Messrs. Jarvis and MacLean and their affiliated entities as reported to the Securities and Exchange Commission on a Form 13F filed on November 6, 2007 is 808,115 shares.

[13]	Includes 1,848 shares owned by Mr. M. Kinzler’s wife to which Mr. M. Kinzler disclaims beneficial ownership.

[14]	Includes currently exercisable options to acquire 92,500 shares of Common Stock.

[15]	Includes currently exercisable options to acquire 90,000 shares of Common Stock.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

Kevin K. Takata	1060 Richards Street	850	*
	Honolulu, Hawaii

Ahron H. Haspel	222 East 41st Street	2,000	*
	New York, New York

Robert J. Inglima, Jr.	1 Deerhill Drive	3,000	*
	Ho-Ho-Kus, New Jersey

Warren D. Steckley[16]	216 Sunmount Bay SE, Calgary, Alberta, Canada	40,000[17]	*
All directors and executive officers as a group (11 persons)		1,825,183[18]	22.3%

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR FOR 2008

The Audit Committee has appointed KPMG LLP to serve as our independent auditor for fiscal year 2008. KPMG LLP has served as the Company’s independent auditor since 1990 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of KPMG LLP as our independent auditor is not required, the Board of Directors is submitting the appointment of KPMG LLP to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain KPMG LLP as the Company’s independent auditor. In addition, even if the stockholders ratify the appointment of KPMG LLP, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. Ratification of the selection of the independent auditor requires a plurality of the votes entitled to be cast by the stockholders present or represented and entitled to vote on this matter at the Annual Meeting. We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditor for fiscal year 2008.

KPMG LLP expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as independent auditor for fiscal year 2008.

PROPOSAL NO. 3

APPROVAL OF THE 2008 PAY FOR PERFORMANCE PLAN

We are asking our stockholders to approve adoption of the Company’s 2008 Pay for Performance Plan (the “2008 Pay for Performance Plan”). The Compensation Committee adopted the 2008 Pay for Performance Plan on December 11, 2007, subject to stockholder approval.

_________________________

[16]	Mr. Steckley is no longer an executive officer of the Company, however, he is included in this table pursuant to SEC regulation.

[17]	Includes currently exercisable options to acquire 40,000 shares of Common Stock.

[18]

Includes currently exercisable options held by executive officers of the Company to acquire 182,500 shares of Common Stock. Stock held by Mr. Steckley is not included in the designation of the Company’s directors and officers as a “group”, because he is no longer an executive officer of the Company.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

A component of the Company’s overall compensation strategy is to pay its employees for delivering measurable results. The Board also believes that the Company’s ability to attract and retain key executives is significantly strengthened by its ability to offer an incentive bonus plan that rewards exceptional performance that supports the Company’s objectives. The purpose of the 2008 Pay for Performance Plan is to provide eligible executive officers and key employees of the Company and its subsidiaries who are designated by the Compensation Committee with incentive cash payments based upon their level of achievement of financial, business and other performance criteria.

If approved by the Company’s stockholders in fiscal year 2008, the 2008 Pay for Performance Plan would permit the payment of cash bonuses that may qualify as “performance-based compensation” under IRC Section 162(m). Generally, under IRC Section 162(m), the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and each of the next three most highly compensated executive officers (other than its Chief Financial Officer) may be limited to $1,000,000 in any year. However, the Company can deduct compensation in excess of that amount if it qualifies as “performance-based compensation.” The Board believes that it is in the best interests of the Company and its stockholders to ensure that compensation payable to its executive officers is deductible by the Company for federal income tax purposes.

In order to qualify as “performance-based compensation,” the material terms of the performance goals under which such compensation may be paid must be disclosed to and approved by the stockholders of the Company. You are being asked to approve the 2008 Pay for Performance Plan, and should read and understand the terms of the plan before you vote. Below is a summary of the principal provisions of the 2008 Pay for Performance Plan. The summary does not purport to be exhaustive, and is qualified by the full text of the plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Administration. The 2008 Pay for Performance Plan will be administered by the Compensation Committee, or any other committee designated by the Board (the “Committee”). The Committee will consist solely of two or more directors, each of whom must qualify as an “outside director” under IRC Section 162(m). The Committee will be responsible for administering the 2008 Pay for Performance Plan, including determining and interpreting the terms of the 2008 Pay for Performance Plan, determining the manner and time of payment of any bonuses awarded, designating the executive officers and other key employees eligible to participate, and setting the targeted goals for selected performance measures. No executive officer or other employee of the Company is automatically entitled to participate in the 2008 Pay for Performance Plan.

Eligibility. The employees eligible to participate in the 2008 Pay for Performance Plan are those executive officers and other key employees of the Company who are designated by the Committee in its sole discretion. Accordingly, the identity and actual number of employees who will receive awards under the plan cannot be determined in advance.

Determination of Performance Measures. The Committee will determine the performance period (generally, the fiscal year of the Company) for measuring actual performance under the plan. Within 90 days of the commencement of the performance period (or, if earlier, before the expiration of the first 25% of the performance period), the Committee will designate the targeted goals for selected performance measures during the performance period and the applicable bonus formula for each participant, which may vary between individual participants or group of participants.

Performance Measures. The performance measures are determined by the Committee and may differ from participant to participant and from bonus to bonus. They may include a targeted level or levels of achievement using one or more of the following metrics, on an absolute basis or relative to a pre-established target, and measured on a business-unit or Company-wide basis: revenue, gross margin; operating expenses or operating expenses as a percentage of revenue; earnings; earnings per share; growth in any of the foregoing measures; market capitalization; stock price; return on equity or average stockholders’ equity; total stockholder return; growth in stockholder value relative to the moving average of the S&P 500 Index, another index or that of a peer group of companies; return on capital; return on assets or net assets; return on investment; economic value added; operating profit; controllable operating profit; net operating profit; operating margin; cash conversion cycle; market share; contract awards or backlog; overhead or other expense reduction; credit rating; strategic plan development and implementation; succession plan development and implementation; improvement in workforce diversity; customer indicators; new product invention or innovation, improvements in productivity; attainment of objective operating goals; and employee metrics.

Calculation of Bonus Amount. After the end of each performance period, the Committee will determine and certify the extent to which the targeted goals for the performance measures applicable to each participant were achieved or exceeded for the performance period, and shall determine each participant’s bonus by applying the bonus formula to the level of actual performance achieved. The Committee may nevertheless eliminate or reduce the bonus otherwise payable to any participant under the bonus formula. The aggregate bonus(es) payable to any participant during any fiscal year of the Company may not exceed $2,000,000.

Awards for 2008 Fiscal Year. Performance measures and targeted goals for the Company’s 2008 fiscal year performance period were established by the Committee in December 2007 and the Committee designated the Chief Executive Officer and the Chief Operating Officer to be eligible to participate in the 2008 Pay for Performance Plan for fiscal year 2008. The material terms of such performance measures and targeted goals are set forth below.

The Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the 2008 Pay for Performance Plan for fiscal 2008 by each of the Chief Executive Officer and the Chief Operating Officer (the “2008 Maximum Bonus Amount”):

(a) an amount equal to 5% of the earnings before income taxes on aGAAPbasis of the Company

(b) (i) for an increase in earnings before income taxes on a GAAP basis of up to 100% over the prior fiscal year, 20% of the amount of such increase; or (ii) for an increase in earnings before income taxes on a GAAP basis above 100% over the prior fiscal year, 20% of the first 100% of such increase as calculated above, and 10% of the remaining amount of such increase; and

(c) for an increase in the Company’s market capitalization of up to 10%, (determined by comparing the closing price of the Common Stock on December 3, 2007 and December 2, 2008), 10% of the amount of such increase.

The 2008 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary. Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of each of the other respective components of the 2008 Maximum Bonus Amount.

The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2008 Maximum Bonus Amount payable to the Chief Executive Officer and/or to the Chief Operating Officer pursuant to the bonus formula described above.

Effective Date. The 2008 Pay for Performance Plan will become effective upon such approval for the fiscal year ending September 30, 2008 and terminate upon the earlier to occur of (i) its termination by the Committee or (ii) five years from the date of the stockholder approval.

Amendment and Termination. The Compensation Committee may amend, modify, suspend or terminate the 2008 Pay for Performance Plan, in whole or in part, at any time, including the adoption of amendments deemed necessary or desirable to correct any defect or to supply omitted data or to reconcile any inconsistency in 2008 Pay for Performance Plan or in any bonus granted thereunder; provided, however, that no amendment, alteration, suspension or discontinuation may be made which would increase the amount of compensation payable pursuant to such bonus, or which would cause compensation that is, or may become, payable under the 2008 Pay for Performance Plan to fail to qualify as performance-based compensation.  Notwithstanding the foregoing, the Compensation Committee may amend, modify, suspend or terminate the 2008 Pay for Performance Plan if any such action is required by law.  To the extent required under applicable law, including IRC Section 162(m), 2008 Pay for Performance Plan amendments will be subject to stockholder approval.

    2008 Pay for Performance Plan Benefits.  The bonus formula for awards payable under the 2008 Pay for Performance Plan will be predetermined by the Committee within 90 days of the commencement of the applicable performance period (or, if earlier, before the expiration of the first 25% of the performance period).  Because the performance measures and targeted goals for annual awards, if any, under the 2008 Pay for Performance Plan are determined in the sole discretion of the Committee, and because bonus amounts, as calculated pursuant to the bonus formula, may be eliminated or reduced by the Committee in its sole discretion, the amounts of future awards are undeterminable.

Required Vote. Approval of the 2008 Pay for Performance Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to be voted on this matter. The 2008 Pay for Performance Plan and all awards thereunder will be null and void if the 2008 Pay for Performance Plan is not approved by the Company’s stockholders.

Our Board of Directors recommends a vote FOR the approval of the 2008 Pay for Performance Plan.

PROPOSAL NO. 4

APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN

We are requesting that the stockholders vote in favor of approving the Company’s 2008 Equity Incentive Plan (the “2008 Equity Incentive Plan”), which was adopted by the Board on December 12, 2007.

A component of the Company’s overall compensation strategy is to attract and retain highly qualified employees, consultants and directors. The Board believes that the Company’s ability to attract and retain highly qualified employees, consultants and directors is significantly strengthened by its ability to offer an equity bonus plan that aligns their interests with the Company’s interests. Below is a summary of the principal provisions of the 2008 Equity Incentive Plan. The summary does not purport to be exhaustive, and is qualified by the full text of the plan, a copy of which is attached to this Proxy Statement as Exhibit B.

Purpose. The 2008 Equity Incentive Plan is intended to retain and reward highly qualified employees (including contract employees), consultants, and directors, and to encourage their ownership of Common Stock.

Administration. The 2008 Equity Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the 2008 Equity Incentive Plan, the Compensation Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the 2008 Equity Incentive Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2008 Equity Incentive Plan.

Eligibility. Awards may be granted to any employee of, or consultant to, one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate. The Company has approximately 65 full time employees and eight members of its Board of Directors who are not employees of the Company, for a total of 73 people who would be eligible to participate in the 2008 Equity Incentive Plan.

Shares Subject to the 2008 Equity Incentive Plan. The shares issued or to be issued under the 2008 Equity Incentive Plan are authorized but unissued shares of the Company’s common stock (the “Common Stock”). The fair market value of a share of Common Stock as of December 12, 2007 is $12.75. The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2008 Equity Incentive Plan is 800,000. The 2008 Equity Incentive Plan contains the following further limitations on the certain types of awards:

•	No more than 25% of the available Plan shares of Common Stock may be covered by awards issued to any one person in any one calendar year.
•

No grant may be made to a member of the Board or of any board of directors (or similar governing authority) of any affiliate which would cause the then number of shares issued or issuable pursuant to outstanding awards under the 2008 Equity Incentive Plan to such persons in the aggregate to exceed 5% of the Company’s then outstanding number of shares of Common Stock.

•	No “qualified performance-based award” (described below) may cover more than 200,000 shares or their cash equivalent at the date of grant of the award.

Types of Awards. Awards under the 2008 Equity Incentive Plan may include incentive stock options, nonstatutory stock options, SARs, restricted stock, restricted stock units and performance units, qualified performance-based awards, and stock grants, as described below. Each award will be evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock or restricted stock units. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion.

•

Nonstatutory Stock Options and Incentive Stock Options (together, “Stock Options”) are rights to purchase Common Stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of Common Stock, by delivery of an executed promissory note in a form approved by the Compensation Committee, or through and under the terms and conditions of any formal cashless exercise program authorized by the Compensation Committee.

Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation of the Company, and must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant (110% for incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). In the case of an incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000.

Nonstatutory Stock Options may be granted todirectors, employees, and consultants of the Company and its affiliates.

•

Stock Appreciation Rights (“SARs”) are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Compensation Committee, based on the increase in the value of the number of shares of Common Stock specified in the SAR. The base price (above which any appreciation is measured) of any stand alone SAR will in no event be less than 100% of the fair market value of the Company’s stock on the date of grant of the SAR.  If a SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both) the base price of such SAR will in no event be less than the exercise price under the associated Stock Option.

•

Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Except as otherwise provided in the 2008 Equity Incentive Plan or applicable award agreement, prior to the lapse of any risk of forfeiture applicable to, or the forfeiture of, awards of Restricted Stock, participants will have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to the shares of Restricted Stock.

•

Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of Common Stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Compensation Committee) of a number of shares of Common Stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Compensation Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, but only following the close of the applicable restriction period and then only if the underlying stock has been earned.

•

Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy IRC Section 162(m). IRC Section 162(m) limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1,000,000, but excludes from that limit “performance-based compensation.” Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one or more of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

The criteria are: cash flow (before or after dividends), earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), stock price, return on equity, stockholder return or total stockholder return, return on capital (including without limitation return on total capital or return on invested capital), return on investment, return on assets or net assets, market capitalization, economic value added, debt leverage (debt to capital), revenue, sales or net sales, backlog, income, pre-tax income or net income, operating income or pre-tax profit, operating profit, net operating profit or economic profit, gross margin, operating margin or profit margin, return on operating revenue or return on operating assets, cash from operations, operating ratio, operating revenue, market share improvement, general and administrative expenses, customer service, new production introductions, product line enhancements and strategic acquisitions.

Qualified Performance-Based Awards in the form of Stock Options must have an exercise price which is not less than 100% of the fair market value of the Company's Common Stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award except upon the Compensation Committee’s determination that particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied.

•

Stock Grants are grants of shares of Common Stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Compensation Committee deems appropriate.

Effect of Termination of Employment or Association. Unless the Compensation Committee determines otherwise in connection with any particular award under the 2008 Equity Incentive Plan, Stock Options and SARs will terminate not later than six months following the recipient’s termination of employment or other association due to death, and 60 days following the recipient’s termination of employment or other association in all other circumstances. The Compensation Committee may extend the period of vesting and exercisability of any Option or SAR to not later than one year after termination. The effect of termination on other awards will depend on the terms of those awards.

Transferability. In general, no award under the 2008 Equity Incentive Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Compensation Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

Effect of Certain Corporate Events. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made to (i) the maximum numbers and kinds of shares subject to the 2008 Equity Incentive Plan and the 2008 Equity Incentive Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or SAR to the extent exercisable on the date of dissolution or liquidation.

Effect of Change of Control. In the event of a change of control of the Company, subject to certain exceptions and limitations, all outstanding Stock Options and SARs shall become fully exercisable, any risk of forfeiture with respect to any Restricted Stock and Restricted Stock Units shall lapse, and all performance goals with respect to Restricted Stock and Restricted Stock Units shall be deemed to have been satisfied.

Amendments to the 2008 Equity Incentive Plan. The Board of Directors may amend or modify the 2008 Equity Incentive Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the Board may not, without the approval of stockholders, reprice outstanding awards.

Summary of Tax Consequences. The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2008 Equity Incentive Plan. This summary is not comprehensive and is based upon laws and regulations in effect on December 12, 2007. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the 2008 Equity Incentive Plan. Participants in the 2008 Equity Incentive Plan should consult their own tax advisors as to the tax consequences of participation.

•

Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

•

Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an incentive Stock Option is granted or within one year after the exercise of the Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. However, some participants may have to pay alternative minimum tax in connection with exercise of an incentive Stock Option.

•

Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock. Such a participant will not recognize income upon the subsequent vesting of the Restricted Stock.

•	Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of Stock Appreciation Rights.
•

Restricted Stock Units, Performance Units and Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of Common Stock, cash or other property in satisfaction of any of these awards under the 2008 Equity Incentive Plan.

•

Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we have assumed that (a) no award under the 2008 Equity Incentive Plan will be considered “deferred compensation,” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, IRC Section 409A, or (b) if any award were considered to any extent to constitute deferred compensation subject to Section 409A, its terms would comply with the requirements of that statute (in general, by limiting any flexibility in the time of exercise or other payment). If an award under the 2008 Equity Incentive Plan includes deferred compensation subject to Section 409A but the terms of the award do not comply with the requirements of the statute, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•

Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2008 Equity Incentive Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer resulting from the award, together with his or her other compensation from the Company, exceeds the $1 million dollar limitation of IRC Section 162(m). Compensation which qualifies as “performance-based” is not subject to this limitation, however.

Plan Benefits. The following table sets forth the awards that will be received by or allocated to each of the following under the 2008 Equity Incentive Plan: (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group. The Compensation Committee has determined that at the present time no awards will be received by or allocated to nominees for election as a director other than Alexander C. Kinzler. As a result, such entries have been omitted.

Name	Number of Securities Underlying Options	Option Exercise Price ($)	Option Expiration Date
Morton H. Kinzler	None
Alexander C. Kinzler	100,000 non-qualified options/SARs	12.92	12/11/2017
Russell M. Gifford	None
Warren D. Steckley	None
All present Executive Officers as a Group	100,000	12.92	12/11/2017
All Employees of the Company, including all other current Officers, as a Group	100,000	12.92	12/11/2017

Required Vote. Approval of the 2008 Equity Incentive Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to be voted on this matter.

Our Board of Directors recommends a vote FOR the approval of the 2008 Equity Incentive Plan.

PROPOSAL NO. 5

APPROVAL OF CERTAIN STOCK OPTIONS PREVIOUSLY GRANTED TO OUR PRESIDENT AND OUR CHIEF FINANCIAL OFFICER

We are asking our stockholders to approve the grant, made in December 2004, of certain stock options to Alexander C. Kinzler, the Company's President and Chief Operating Officer, and to Russell M. Gifford, the Company's Chief Financial Officer. The approval is required in order to ensure that any compensation income realized by Mr. A. Kinzler and Mr. Gifford upon exercise of the stock options is deductible to the Company to the maximum extent possible as "performance-based compensation" within the meaning of IRC Section 162(m).

As discussed in the Compensation Discussion and Analysis (under "Tax Considerations"), IRC Section 162(m) imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to its chief executive officer and each of the company’s next three most highly compensated executive officers (other than the chief financial officer). An exception applies for compensation that qualifies as "performance-based” - broadly, compensation paid contingent upon the executive meeting pre-established objective goals based on performance criteria determined by a committee of outside directors and approved by the company's stockholders prior to payment. Compensation attributable to a stock option or stock appreciation right is deemed to be performance-based compensation if the grant meets the outside director and stockholder approval requirements, the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted to any employee during a specified period, and the amount of compensation the employee can receive is based solely upon an increase in the value of the underlying stock after the date of grant (that is, the exercise price is no less than the fair market value of the stock on the date of grant).

On December 3, 2004, the Company granted Mr. A. Kinzler and Mr. Gifford non-qualified stock options (the "Options") to purchase 150,000 (Mr. A. Kinzler) and 60,000 (Mr. Gifford) shares of Common Stock (in each case taking into account subsequent stock splits), for an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of grant ($8.80 per share, taking into account the subsequent stock splits). The Options were granted pursuant to individual agreements with the Company and not pursuant to any stock plan, and were authorized by the Compensation Committee, which consisted of a majority of outside directors at that time, upon the abstention or recusal of the sole member of the Compensation Committee who was not an outside director. Exercise of the Options is subject to graded vesting over five years from the date of grant, with 20% of each Option becoming exercisable on each anniversary of the date of grant. Unless earlier terminated under the terms of the Option agreement, each Option will expire on the tenth anniversary of the date of grant. Payment of the exercise price may be made by check or in shares of Common Stock. Upon exercise of the Options, Mr. A. Kinzler and Mr. Gifford have the right, in lieu of making a cash payment to the Company and receiving shares of Common Stock, to receive a cash payment from the Company equal to the difference between the aggregate fair market value of the shares of Common Stock as to which the Option is being exercised and the aggregate exercise price for such shares, unless the Board determines that the Company does not have sufficient cash available, in which case the executive shall receive shares of Common Stock upon exercise.  A portion of the Options has been exercised. The Options were not granted contingent upon, and have not been submitted for, the approval of the stockholders of the Company in accordance with the requirements of IRC Section 162(m).

In order to maximize the deductibility to the Company under IRC Section 162(m) of any income to Mr. A. Kinzler and Mr. Gifford that may result from the exercise of the Options, on June 8, 2007, each of Mr. A. Kinzler and Mr. Gifford entered into an amendment of his Option award agreement with the Company, pursuant to which he agreed (i) to postpone the vesting of the third 20% tranche of his Option until March 15, 2008, (ii) to waive all his rights with respect to the Option, whether or not then vested, unless and until the material terms of the Options were disclosed to and approved by the stockholders of the Company in accordance with IRC Section 162(m), and (iii) that, unless so approved, his Option will terminate automatically on December 3, 2008.

The above summary of the Options is qualified by the full text of the Option awards, which are attached to this Proxy Statement as Exhibit C.

Required Vote. Approval of the terms of the Options requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to be voted on this matter.

Our Board of Directors recommends a vote FOR the approval of certain stock options previously granted to our President and our Chief Financial Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the SEC and any national securities exchange on which such equity securities are registered. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year, except that one Statement of Changes of Beneficial Ownership on Form 4, representing one transaction was filed late on behalf of Alex Kinzler; one Statement of Changes of Beneficial Ownership on Form 4, representing three transactions was filed late on behalf of Murray Gardner; and nine Statement of Changes of Beneficial Ownership on Form 4, representing 61 transactions were filed late on behalf of Mercury Real Estate Advisers LLC.19

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed KPMG LLP as the independent registered public accounting firm to audit the accounts of the Company for the year ending September 30, 2008.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer.  The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

_________________________

[19]

David R. Jarvis and Malcolm F. MacLean IV are the managing members of Mercury Real Estate Advisors LLC. Shares reported as beneficially owned by Mercury Real Estate Advisors LLC, David R. Jarvis and Malcolm F. MacLean IV represent shares held by certain entities of which Mercury Real Estate Advisors LLC is the investment advisor.

STOCKHOLDER PROPOSALS

Any Stockholder who, in accordance with SEC Rule 14a-8, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders must submit the proposal so that it is received at the principal office of the Company no later than September 20, 2008. As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included.

In addition, for proposals that are not timely submitted for inclusion in the proxy materials, the proxy solicited by the Board of Directors for the next Annual Meeting of Stockholders will confer discretionary authority upon management’s proxy holders to vote on:

•	any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to November 4, 2008; and

•

any proposal presented by a stockholder at the meeting for which the Company has been provided with notice on or prior to November 4, 2008, if the proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and if the stockholder does not comply with the procedures described in SEC Rule 14a-4(c)(2)(i)-(iii).

Notices of intention to present proposals at the next Annual Meeting of Stockholders should be addressed to Secretary, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

GENERAL

No business other than those set forth in Item (1) through Item (5) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated: January 17, 2008

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100  Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to brn1@brninc.com or by following the “SEC Filings” link at the Company’s website (www.brninc.com).

Exhibit A

BARNWELL INDUSTRIES, INC.

2008 PAY FOR PERFORMANCE PLAN

1.    Purpose. The purpose of this Plan is to provide certain employees of the Company with incentive compensation based upon the level of achievement of financial, business and other performance criteria. This Plan is intended to permit the payment of bonuses that may qualify as performance-based compensation under Code Section 162(m).

2.	Definitions.
(a)	“Board” means the Board of Directors of Barnwell Industries, Inc.
(b)	“Bonus” means a cash payment made pursuant to this Plan with respect to a particular Performance Period, determined pursuant to Section 6 below.
(c)

“Bonus Formula” means, as to any Performance Period, the formula established by the Committee pursuant to Section 6 in order to determine the Bonus amounts, if any, to be paid to Participants based upon the level of achievement of targeted goals for the selected Performance Measures. The formula may differ from Participant to Participant or business group to business group. The Bonus Formula shall be of such a nature that an objective third party having knowledge of all the relevant facts could determine whether targeted goals for the Performance Measures have been achieved.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.
(e)

“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 4. and which shall consist of two or more members, each of whom shall qualify as an “outside director” within the meaning of Code Section 162(m).

(f)	“Company” means Barnwell Industries, Inc. or any of its subsidiaries (as such term is defined in Code Section 424(f)).
(g)	“Fiscal Year” means the twelve-month period from October 1 through September 30.
(h)	“Participant” means an eligible executive or key employee of the Company participating in the Plan for a Performance Period.
(i)	“Performance-Based Compensation” means compensation that qualifies as “performance-based compensation” within the meaning of Code Section 162(m).
(j)

“Performance Measure” means the metric(s) (or combined metric(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to a Bonus. As determined by the Committee, the Performance Measures applicable to a Bonus may provide for a targeted level or levels of achievement using one or more of the following metrics, on an absolute basis or relative to a pre-established target: revenue (on an absolute basis or adjusted for currency effects); gross margin; operating expenses or operating expenses as a percentage of revenue; earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings, and may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or adjusted to exclude any or all non-GAAP items); earnings per share (on a GAAP or non-GAAP basis); growth in any of the foregoing measures; stock price; return on equity or average stockholders’ equity; total stockholder return; growth in stockholder value relative to the moving average of the S&P 500 Index, another index or that of a peer group of companies; return on capital; return on assets or net assets; return on investment; economic value added; operating profit; controllable operating profit; net operating profit; operating margin; cash conversion cycle; market share; contract awards or backlog; overhead or other expense reduction; credit rating; strategic plan development and implementation; succession plan development and implementation; improvement in workforce diversity; customer indicators; new product invention or innovation, improvements in productivity; attainment of objective operating goals; and employee metrics. The Performance Measures may differ from Participant to Participant and from Bonus to Bonus. The Committee may designate Performance Measures that are based on business unit or Company-wide results.

(k)	“Performance Period” means any Fiscal Year or such other period as determined by the Committee.
(l)	“Plan” means this Barnwell Industries, Inc. 2008 Pay for Performance Plan.
(m)

“Predetermination Date” means, for a Performance Period, (i) the earlier of 90 days after commencement of the Performance Period or the expiration of 25% of the Performance Period, provided that the achievement of targeted goals under the selected Performance Measures for the Performance Period is substantially uncertain at such time; or (ii) such other date by which a performance goal must be pre-established pursuant to Code Section 162(m).

3.

Eligibility. The employees eligible to participate in the Plan for a given Performance Period shall be executive officers and other key employees of the Company who are designated by the Committee, in writing, in its sole discretion. No person shall be automatically entitled to participate in the Plan.

4.	Plan Administration.
(a)

The Committee shall be responsible for the requirements for qualifying compensation as Performance-Based Compensation. Subject to the limitations on Committee discretion imposed under Code Section 162(m), the Committee shall have such powers as may be necessary to discharge its duties hereunder. The Committee shall be responsible for the general administration and interpretation of this Plan and for carrying out its provisions, including the authority to construe and interpret the terms of this Plan, determine the manner and time of payment of any Bonuses, prescribe forms and procedures for purposes of Plan participation and distribution of Bonuses and adopt rules, regulations and to take such actions as it deems necessary or desirable for the proper administration of this Plan. The Committee may delegate its administrative tasks to Company employees or others as appropriate for proper administration of this Plan.

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(b)

Any rule or decision by the Committee or its delegate(s) that is not inconsistent with the provisions of this Plan shall be conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

5.

Term. This Plan shall be effective as of October 1, 2007, contingent upon approval of the Plan by the stockholders of Barnwell Industries, Inc. at the next company annual stockholders’ meeting following the date that the Board adopts this Plan in accordance with Code Section 162(m) and the regulations thereunder. Once approved by the stockholders, this Plan shall continue until the earliest of (i) a termination under Section 9 of this Plan, (ii) the date any stockholder approval requirement under Code Section 162(m) ceases to be met, or (iii) the date that is five years after the stockholder meeting in fiscal 2008.

6.	Bonuses. Prior to the Predetermination Date for a Performance Period, the Committee shall designate or approve in writing, the following:
(a)	the Performance Period;
(b)	the positions or names of employees who will be Participants for the Performance Period;
(c)	the targeted goals for selected Performance Measures during the Performance Period; and
(d)	the applicable Bonus Formula for each Participant, which may be for an individual Participant or a group of Participants.
7.	Determination of Amount of Bonus.
(a)

Calculation. After the end of each Performance Period, the Committee shall certify in writing (to the extent required under Code Section 162(m)) the extent to which the targeted goals for the Performance Measures applicable to each Participant for the Performance Period were achieved or exceeded. The Bonus for each Participant shall be determined by applying the Bonus Formula to the level of actual performance that has been certified by the Committee. Notwithstanding any contrary provision of this Plan, the Committee, in its sole discretion, may eliminate or reduce the Bonus payable to any Participant below that which otherwise would be payable under the Bonus Formula. The aggregate Bonus(es) payable to any Participant during any Fiscal Year shall not exceed U.S. $2 million.

(b)

Adjustment. The Committee may appropriately adjust any evaluation of performance under a Performance Measure to exclude any of the following events that occurs during a Performance Period: (A) the effects of currency fluctuations, (B) any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any Company press release and Form 8-K filing relating to an earnings announcement, (C) asset write-downs, (D) litigation or claim judgments or settlements, (E) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (F) accruals for reorganization and restructuring programs, and (G) any other extraordinary or non-operational items.

(c)

Right to Receive Payment. Each Bonus under this Plan shall be paid solely from general assets of the Company. This Plan is unfunded and unsecured; nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of a Bonus other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

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8.	Payment of Bonuses.
(a)

Timing of Distributions. The Company shall distribute amounts payable to Participants as soon as is administratively practicable following the determination and written certification of the Committee for a Performance Period, but in any event within the calendar year following the calendar year in which the performance period ends; provided further, however, that, if any Bonus fails to qualify as Performance-Based Compensation, and the Company’s deduction with respect to all or any part of such Bonus is restricted by Section 162(m), the Committee may delay any such payment to a future tax year of the Company in which the Company’s deduction for such payment would no longer be restricted by application of Code Section 162(m), and, provided further, that such delay in payment is made in accordance with Treasury Regulations Sections 1.409A-1(b)(4)(ii) or 1.409A-2(b)(7)(i).

(b)

Payment. The payment of a Bonus, if any (as determined by the Committee at the end of the Performance Period), with respect to a specific Performance Period requires that the employee be an active employee of the Company on the last day of each applicable Performance Period, subject to the following:

i.

Leave of Absence or Non-Pay Status. A Participant may receive a Bonus while on an approved leave of absence or non-pay status. Such Bonus shall be prorated in a manner the Company determines in it sole discretion.

ii.

Disability, Workforce Restructuring, Voluntary Severance Incentive Program, Divestiture or Retirement. A Participant who terminates due to disability, participation in a workforce restructuring or voluntary severance incentive program, divestiture or retirement under the Company’s retirement policies may receive a prorated Bonus; the method in which a Bonus is prorated shall be determined by the Company in its sole discretion.

iii.

Death. The estate of a Participant who dies prior to the end of a Performance Period or after the end of a Performance Period but prior to payment may receive a Bonus or prorated Bonus; the method in which a Bonus is prorated shall be determined by the Company in its sole discretion.

(c)

Change in Status. A Participant who has a change in status that results in being ineligible to participate in this Plan may receive a prorated Bonus, if any (as determined by the Committee at the end of the Performance Period), under this Plan; the method in which a Bonus is prorated shall be determined by the Committee in its sole discretion.

(d)

Code Section 409A. To the extent that any Bonus under the Plan is subject to Code Section 409A, the terms and administration of such Bonus shall comply with the provisions of such Section, applicable IRS guidance and good faith reasonable interpretations thereof, and, to the extent necessary to achieve compliance, shall be modified, replaced, or terminated at the discretion of the Committee or Plan Committee.

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9.	Amendment and Termination.
(a)

The Committee may amend, modify, suspend or terminate this Plan, in whole or in part, at any time, including the adoption of amendments deemed necessary or desirable to correct any defect or to supply omitted data or to reconcile any inconsistency in this Plan or in any Bonus granted hereunder; provided, however, that no amendment, alteration, suspension or discontinuation shall be made which would (i) increase the amount of compensation payable pursuant to such Bonus, or (ii) cause compensation that is, or may become, payable hereunder to fail to qualify as Performance-Based Compensation. Notwithstanding the foregoing, the Committee may amend, modify, suspend or terminate this Plan if any such action is required by law. To the extent required under applicable law, including Code Section 162(m), Plan amendments shall be subject to stockholder approval. At no time before the actual distribution of funds to Participants under this Plan shall any Participant accrue any vested interest or right whatsoever under this Plan except as otherwise stated in this Plan.

(b)

In the case of Participants employed outside the United States, the Company may vary the provisions of this Plan as deemed appropriate to conform with, as required by, or made desirable by, local laws, practices and procedures.

10.       Withholding. Distributions pursuant to this Plan shall be subject to all applicable taxes and contributions required by law to be withheld in accordance with procedures established by the Company.

11.       No Additional Participant Rights. The selection of an individual for participation in this Plan shall not give such Participant any right to be retained in the employ of the Company, and the right of the Company to dismiss such Participant or to terminate any arrangement pursuant to which any such Participant provides services to the Company, with or without cause, is specifically reserved. No person shall have claim to a Bonus under this Plan, except as otherwise provided for herein, or to continued participation under this Plan. There is no obligation for uniformity of treatment of Participants under this Plan. The benefits provided for Participants under this Plan shall be in addition to and shall in no way preclude other forms of compensation to or in respect of such Participants. It is expressly agreed and understood that the employment of a Participant is terminable at the will of either party and, if such Participant is a party to an employment contract with the Company, in accordance with the terms and conditions of the Participant’s employment agreement.

12.      Successors. All obligations of the Company with respect to Bonuses granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

13.      Nonassignment. The rights of a Participant under this Plan shall not be assignable or transferable by the Participant except by will or the laws of descent and distribution.

14.       Severability. If any portion of this Plan is deemed to be in conflict with local law, that portion of the Plan, and that portion only, will be deemed void under local law. All other provisions of the Plan will remain in effect. Furthermore, if any provision of this Plan would cause Bonuses not to constitute Performance-Based Compensation, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

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15. Governing Law. This Plan shall be governed by the laws of the State of Hawaii.

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Exhibit B

BARNWELL INDUSTRIES, INC.

2008 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose; Adoption	1
2.	Definitions	1
3.	Term of the Plan	5
4.	Stock Subject to the Plan	5
5.	Administration	6
6.	Authorization of Grants	6
7.	Specific Terms of Awards	8
8.	Adjustment Provisions	14
9.	Change of Control	15
10.	Settlement of Awards	16
11.	Reservation of Stock	18
12.	Limitation of Rights in Stock; No Special Service Rights	18
13.	Unfunded Status of Plan	19
14.	Nonexclusivity of the Plan	19
15.	Termination and Amendment of the Plan	19
16.	Notices and Other Communications	20
17.	Governing Law	20

BARNWELL INDUSTRIES, INC.

2008 EQUITY INCENTIVE PLAN

1.	Purpose; Adoption

1.1.         Purpose. This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

1.2.         Adoption and Stockholder Approval. The Plan was adopted by the Compensation Committee of the Board on December 11, 2007, and shall become effective upon approval by stockholders of the Company, consistent with applicable laws.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1.          Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2.          Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3.          Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4.          Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5.          Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6.	Board means the Company’s Board of Directors.

2.7.          Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)       an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction; or

(b)       any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

(c)       over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d)       a majority of the Board votes in favor of a decision that a Change of Control has occurred.

2.8.          Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9.          Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, “Committee” shall mean the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10.          Company means Barnwell Industries, Inc., a corporation organized under the laws of the State of Delaware.

2.11.          Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

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2.12.          Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13.          Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14.          Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the American Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.15.	Nonstatutory Option means any Option that is not an Incentive Option.
2.16.	Option means an option to purchase shares of Stock.

2.17.           Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18.	Participant means any holder of an outstanding Award under the Plan.

2.19.          Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2.20.          Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual. either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to

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use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code (in the case of  Qualified Performance-Based Awards), the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21.          Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.22.          Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23.          Plan means this 2008 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24.          Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25.          Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.26.          Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27.          Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28.          Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29.          Stock means common stock, par value $0.50 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

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2.30.          Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.31.          Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.32.          Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.33.          Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board and the approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 800,000 shares of Stock, subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

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5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1.          Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan. No grant may be made to a member of the Board or of any board of directors (or similar governing authority) of any affiliate which would cause the then number of shares issued or issuable pursuant to outstanding awards under the 2007 Plan to such persons in the aggregate to exceed 5% of the Company’s then outstanding number of shares of Common Stock. No “qualified performance-based award” (described below) may cover more than 200,000 shares or their cash equivalent at the date of grant of the award.

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6.2.          General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.          Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than six (6) months following that event if the termination is due to death, or sixty (60) days following that event if the termination is for any other reason, and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. The Committee may extend the period of vesting and exercisability of any Option or Stock Appreciation Right to not later than one (1) year.

6.4.          Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

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7.	Specific Terms of Awards
7.1.	Options.

(a)        Date of Grant. The date of the granting of an Option shall be the date on which the Committee makes the determination to grant the Option, unless a later date is otherwise established by the Committee and specified in the Award Agreement.

(b)        Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)        Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)        Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)        Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:

(i)        by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii)       by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the Stock subject to the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii)      unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

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If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f)       Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)        Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.	Stock Appreciation Rights.

(a)        Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)        Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

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(c)        Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded. In the case of a Stock Appreciation Right not otherwise immediately exercisable in full, the Committee may Accelerate such Stock Appreciation Right in whole or in part at any time

7.3.	Restricted Stock.

(a)        Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)        Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Barnwell Industries, Inc. 2008 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Barnwell Industries, Inc. Copies of such Plan and Agreement are on file in the offices of Barnwell Industries, Inc.

(c)        Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)        Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)        Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

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(f)         Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4.	Restricted Stock Units.

(a)        Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)        Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.	Performance Units.

(a)        Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)        Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)        Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish in writing rules and procedures for such payment deferrals which shall comply to the extent applicable with the requirements of Section 409A of the Code.

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7.6.          Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.	Qualified Performance-Based Awards.

(a)        Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b)        Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable regulations promulgated under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(b)        Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(c)        Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. Each Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units shall be subject to satisfaction of one or more Performance Goals. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

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(d)        Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)        Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(f)         Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8.          Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

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8.	Adjustment Provisions

8.1.          Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of December 11, 2007. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.          Treatment in Certain Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition, any then outstanding Awards shall Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3.          Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

8.4.          Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee shall make such adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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8.5.          Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.	Change of Control

Except as otherwise provided below, upon the occurrence of a Change of Control:

(a)       any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to one hundred percent (100)% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(b)       any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to one hundred percent (100%) of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c)       all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or other business objectives and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

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10.	Settlement of Awards

10.1.          In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.          Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation, and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)       the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b)       the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3.          Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

10.4.          Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

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10.5.          Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

10.6.          Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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10.7.          Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

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13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	Termination and Amendment of the Plan

15.1.          Termination or Amendment of the Plan. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

15.2.          Termination or Amendment of Outstanding Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

15.3.          Limitations on Amendments, Etc. No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated. No Option may be amended or modified to effect the repricing of such Option without the approval of the stockholders of the Company.

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16.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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Exhibit C

BARNWELL INDUSTRIES, INC.

1100 Alakea Street

Suite 2900

Honolulu, Hawaii 96813

December 3, 2004

Alexander C. Kinzler

c/o Barnwell Industries, Inc.

1100 Alakea Street

Suite 2900

Honolulu, Hawaii 96813

Re:	Grant of Nonqualified Stock Option to Purchase Shares of Common Stock of Barnwell Industries, Inc. to Alexander C. Kinzler (the “Optionee”)

Dear Optionee:

You and Barnwell Industries, Inc., a Delaware corporation (the “Corporation”), hereby agree as follows:

I.          Grant of Option. The Corporation hereby grants to the Optionee the option (the “Stock Option”) to purchase 25,000 shares of Common Stock, par value $0.50 per share (the “Common Stock”), of the Corporation for a purchase price of $52.80 per share (the “Option Price”). The Optionee may exercise the Stock Option in accordance with this Agreement any time prior to the tenth anniversary of the date of grant of the Stock Option evidenced by this Agreement, unless earlier terminated according to the terms of this Agreement; provided, however, that the exercise of the Stock Option shall be subject to five year vesting by which 5,000 shares of the Common Stock underlying the Stock Option may be first purchased by the Optionee on December 3, 2005, and an additional 5,000 shares of Common Stock underlying the Stock Option may be first purchased by the Optionee on each December 3 thereafter through December 3, 2009. The Stock Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

II.         Exercise of Stock Option. The Optionee may exercise the Stock Option in whole or in part by written notice delivered to the Corporation in the form of either Schedule A or Schedule B to this Agreement. Payment of the Option Price for the shares of Common Stock purchased upon exercise of the Stock Option shall be made by delivery to the Corporation of (i) a certified or bank cashier’s check payable to the Corporation in the amount of the Option Price or (ii) stock certificates, duly endorsed in blank and with signatures guaranteed, representing a number of shares of Common Stock having a Fair Market Value (as hereinafter defined) equal to the Option Price.

Upon the exercise of the Stock Option, the Optionee shall have the right, in lieu of receiving shares of Common Stock and making any cash payment to the Corporation, to receive a cash payment (the “Stock Appreciation Right Payment”) from the Corporation equal to the difference between the aggregate Fair Market Value of the number of shares of Common Stock as to which the Stock Option is being exercised and the aggregate Option Price of such shares, provided, however, the Corporation shall not be obligated to make the Stock Appreciation Right Payment to the Optionee if the Board of Directors shall determine, in its sole discretion, that the Corporation does not have sufficient cash available to make the Stock Appreciation Right Payment. If the Board of Directors shall make such a determination, the Optionee shall receive shares of Common Stock upon the exercise of the Stock Option.

“Fair Market Value” means (i) the closing sale price of the Common Stock on any national securities exchange on which the Common Stock shall be registered and listed on the business day immediately preceding the date of exercise of the Stock Option, or (ii) if the Common Stock is traded in the over-the-counter market and quoted on the National Association of Securities Dealers Inc. National Market System (“NASDAQ-NMS”), the closing sale price of the Common Stock on NASDAQ-NMS on the business day immediately preceding the date of exercise of the Stock Option, or (iii) if the Common Stock is listed on a national securities exchange or is quoted on NASDAQ-NMS, but there shall have been no sale of such stock on the business day immediately preceding the date of exercise of the Stock Option, the closing sale price on such exchange or on NASDAQ-NMS on the most recent business day prior to the date of exercise of the Stock Option on which there was a sale of such stock, or (iv) if the Common Stock shall not at the time be listed on any such exchange or quoted on NASDAQ-NMS, but is traded in the over-the-counter market and quoted by the National Association of Securities Dealers Inc., the average of the closing bid and asked prices for such stock on the business day immediately preceding the date of exercise of the Stock Option as reported by the National Quotation Bureau, or (v) if the Common Stock is not listed on any national securities exchange and is not quoted by NASDAQ-NMS or the National Quotation Bureau, the fair value per share of the Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation.

III.        Delivery of Shares of Common Stock and Stock Appreciation Right Payment. The Corporation shall, upon payment of the Option Price for the shares of Common Stock, make prompt delivery of certificates representing the shares of Common Stock to the Optionee. The Corporation shall, at all times during the term of this Agreement, reserve and keep available, solely for issuance and delivery upon exercise of the Stock Option, all shares of Common Stock issuable upon exercise of the Stock Option. All shares of Common Stock issuable upon exercise of the Stock Option shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, with no liability on the part of the holder thereof. The Corporation shall pay all original issue taxes on the exercise of the Stock Option, and all other fees and expenses necessarily incurred by the Corporation in connection therewith. The Stock Appreciation Right Payment shall be made by delivery to the Optionee of a check payable to the Optionee in the amount of the Stock Appreciation Right Payment.

IV.       Termination of Stock Option. If the Optionee ceases to be employed by or to provide services to the Corporation, the Optionee may exercise the Stock Option within a period of three months after his employment or service terminates, for not more than the number of shares as to which the Stock Option was exercisable by him on the date he ceased to be employed or to serve, except that: (i) if the Corporation has terminated the Optionee’s employment or service for cause, all Stock Options granted to him and theretofore unexercised shall terminate automatically on notice of termination and (ii) if the Optionee’s employment or service shall have terminated because of his death, or if the Optionee shall have died during the three months immediately following termination of his employment or service (other than because of an event referred to in clause (i) above), the Stock Option may be exercised by the estate of the decedent, or by a person who acquired the right to exercise such Stock Option by bequest or inheritance, or by reason of the death of the decedent, at any time within nine months after the Optionee’s death, for up to the number of shares as to which the Stock option was exercisable by the Optionee on the date he ceased to be employed or to provide services. Notwithstanding the provisions of this Section 4, nothing herein will extend the terms of the Stock Option specified in Section 1 hereof.

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V.         No Rights in Option Stock. The Optionee shall have no rights as a stockholder in respect of any shares subject to the Stock Option unless and until the Optionee has exercised the Stock Option in complete accordance with the terms hereof, and shall have no rights with respect to shares not expressly conferred by this Agreement.

VI.	Certain Adjustments.

                                           (a)       Subject to any required action by the stockholders of the Corporation, in the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or share dividends, the Board of Directors of the Corporation shall adjust the number and kind of securities subject to the Stock Option. In any such case, the Board of Directors of the Corporation shall make such adjustment to the Stock Option without change in the total price applicable to the unexercised portion of the Stock Option and with a corresponding adjustment in the Option Price. In the event that the number of shares of Common Stock is increased by sale of additional shares or conversion of securities convertible into such shares or any other similar event not referred to in the first sentence of this Section 6(a), the Board of Directors of the Corporation may in its discretion, but shall not be obligated to, adjust the number or kind of securities subject to the Stock Option.

(b)       Should the Corporation sell all or substantially all of its assets and discontinue its business, or merge or consolidate with another entity, or liquidate or dissolve in connection with those events, then, in lieu of its obligation under Section 6(a), the Board of Directors of the Corporation may amend or adjust the Stock Option so as to terminate it completely, or to continue the Stock Option if exercisable at the date the Board of Directors of the Corporation adopted the plan of sale, merger, consolidation or liquidation, or may take other actions as it deems desirable and appropriate. In any such case, however, the Optionee will be given either (i) a reasonable time in which to exercise the Stock Option before the effectiveness of the sale and discontinuation, merger, consolidation or liquidation, or (ii) the right to obtain, for his payment of the Option Price, an equivalent amount of any securities the Optionee would have been entitled to obtain in consequence of that event, had he exercised the Stock Option immediately before the plan of sale and discontinuation, merger, consolidation or liquidation was adopted.

3

(c)       Should the Corporation be recapitalized in a transaction not covered by Section 6(a) by the issuance of any other class or classes of securities in exchange for the Common Stock, the Board of Directors of the Corporation shall amend the Stock Option to reflect an adjusted option price per unit of such securities as would equitably be obtained in accordance with the terms otherwise applicable to the actual exchange.

(d)       The Corporation shall not be required upon the exercise of the Stock Option to issue or deliver fractional shares as a result of any adjustment pursuant to this Section 6. The Optionee shall be entitled to receive a cash payment in lieu of such fractional shares.

VII.      Nonassignability. The Stock Option and this Agreement shall not be encumbered, disposed of, assigned or transferred in whole or part, and may only be exercised by the Optionee (except as otherwise provided in Section 4 hereof) unless the prior written consent of the Corporation has been obtained.

VIII.     Effect Upon Employment. Nothing contained in this Agreement shall be deemed to require the Corporation to continue the employment of, or any other contractual arrangement with, the Optionee.

IX.       Purchase for Investment. The Optionee hereby represents that he is acquiring the shares of Common Stock purchased upon the exercise of the Stock Option for investment purposes only and not with a view to the sale or distribution thereof. The Optionee acknowledges that such shares shall bear a legend restricting the transfer of such shares.

X.         Miscellaneous. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the heirs, personal representatives, successors and assigns of the parties hereto. This Agreement may not be modified or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) if delivered in person, by cable, telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested to the respective parties at their respective addresses or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices for termination for cause need not be in writing and notices of change of address shall only be effective upon receipt. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof. This Agreement may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

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In order to indicate your acceptance of the Stock Option on the above terms and conditions, kindly sign the enclosed copy of this Agreement and return it to the Corporation.

BARNWELL INDUSTRIES, INC.

By: /s/ R. M. Gifford_____________

Name: R. M. Gifford

Title: Executive Vice President

Accepted and Agreed to:

/s/ Alexander C. Kinzler

Alexander C. Kinzler

5

Schedule A

NOTICE OF ELECTION TO EXERCISE

Barnwell Industries, Inc.

1100 Alakea Street

Honolulu, Hawaii 96813

Attention:

Gentlemen:

I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated December 3, 2004 (the “Option Agreement”), between me and Barnwell Industries, Inc. (the “Corporation”) to purchase _______ shares of the Common Stock, par value $0.50 per share (the “Common Stock”), of the Corporation at an option price of $52.80 per share.

Enclosed is either (a) a certified or bank cashier’s check, payable to the order of the Corporation, in the amount of $______ in full payment of the purchase price or (b) stock certificates, duly endorsed in blank and with signature guaranteed, representing _____ shares of Common Stock, in full payment of the purchase price.

Please instruct __________________________________ (the “Transfer Agent”), to issue certificate(s) for shares each and, if applicable, a separate certificate for the remaining _________ shares in my name as shown below. The following address is for the records of the Transfer Agent for mailing stockholder communications:

_______________________________________

Name

_______________________________________

Taxpayer I.D. Number

(i.e. Social Security/Insurance Number)

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

A-1

Please forward the certificate(s) to me at the following address:

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

This election incorporates, and is subject to, all terms and conditions of the Option Agreement.

I am acquiring the foregoing shares for investment purposes only, and not with a view to their sale or distribution.

Dated:

                                                                        _______________________________________

Signature

_______________________________________

Print Name

A-2

Schedule B

NOTICE OF ELECTION TO EXERCISE - STOCK APPRECIATION RIGHT PAYMENT

Barnwell Industries, Inc.

1100 Alakea Street

Honolulu, Hawaii 96813

Attention:

Gentlemen:

I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated December 3, 2004 (the “Option Agreement”), between me and Barnwell Industries, Inc. (the “Corporation”) to purchase _____ shares of Common Stock, par value $0.50 per share (the “Shares”), of the Corporation at an option price of $52.80 per share.

I also hereby irrevocably elect pursuant to Section 2 of the Option Agreement, in lieu of receiving the Shares and making any cash payment to the Corporation, to receive a cash payment from the Corporation equal to the difference between the aggregate Fair Market Value (as defined in the Option Agreement) of the Shares and the aggregate Option Price of the Shares (the “Stock Appreciation Right Payment”).

Please forward the Stock Appreciation Right Payment to me at the following address:

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

Dated:

                                                                         _______________________________________

Signature

_______________________________________

Print Name

B-1

BARNWELL INDUSTRIES, INC.

1100 Alakea Street

Suite 2900

Honolulu, Hawaii 96813

December 3, 2004

Russell M. Gifford

c/o Barnwell Industries, Inc.

1100 Alakea Street

Suite 2900

Honolulu, Hawaii 96813

Re:	Grant of Nonqualified Stock Option to Purchase Shares of Common Stock of Barnwell Industries, Inc. to Russell M. Gifford (the “Optionee”)

Dear Optionee:

You and Barnwell Industries, Inc., a Delaware corporation (the “Corporation”), hereby agree as follows:

I.          Grant of Option. The Corporation hereby grants to the Optionee the option (the “Stock Option”) to purchase 10,000 shares of Common Stock, par value $0.50 per share (the “Common Stock”), of the Corporation for a purchase price of $52.80 per share (the “Option Price”). The Optionee may exercise the Stock Option in accordance with this Agreement any time prior to the tenth anniversary of the date of grant of the Stock Option evidenced by this Agreement, unless earlier terminated according to the terms of this Agreement; provided, however, that the exercise of the Stock Option shall be subject to five year vesting by which 2,500 shares of the Common Stock underlying the Stock Option may be first purchased by the Optionee on December 3, 2005, and an additional 2,500 shares of Common Stock underlying the Stock Option may be first purchased by the Optionee on each December 3 thereafter through December 3, 2009. The Stock Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

II.         Exercise of Stock Option. The Optionee may exercise the Stock Option in whole or in part by written notice delivered to the Corporation in the form of either Schedule A or Schedule B to this Agreement. Payment of the Option Price for the shares of Common Stock purchased upon exercise of the Stock Option shall be made by delivery to the Corporation of (i) a certified or bank cashier’s check payable to the Corporation in the amount of the Option Price or (ii) stock certificates, duly endorsed in blank and with signatures guaranteed, representing a number of shares of Common Stock having a Fair Market Value (as hereinafter defined) equal to the Option Price.

Upon the exercise of the Stock Option, the Optionee shall have the right, in lieu of receiving shares of Common Stock and making any cash payment to the Corporation, to receive a cash payment (the “Stock Appreciation Right Payment”) from the Corporation equal to the difference between the aggregate Fair Market Value of the number of shares of Common Stock as to which the Stock Option is being exercised and the aggregate Option Price of such shares, provided, however, the Corporation shall not be obligated to make the Stock Appreciation Right Payment to the Optionee if the Board of Directors shall determine, in its sole discretion, that the Corporation does not have sufficient cash available to make the Stock Appreciation Right Payment. If the Board of Directors shall make such a determination, the Optionee shall receive shares of Common Stock upon the exercise of the Stock Option.

“Fair Market Value” means (i) the closing sale price of the Common Stock on any national securities exchange on which the Common Stock shall be registered and listed on the business day immediately preceding the date of exercise of the Stock Option, or (ii) if the Common Stock is traded in the over-the-counter market and quoted on the National Association of Securities Dealers Inc. National Market System (“NASDAQ-NMS”), the closing sale price of the Common Stock on NASDAQ-NMS on the business day immediately preceding the date of exercise of the Stock Option, or (iii) if the Common Stock is listed on a national securities exchange or is quoted on NASDAQ-NMS, but there shall have been no sale of such stock on the business day immediately preceding the date of exercise of the Stock Option, the closing sale price on such exchange or on NASDAQ-NMS on the most recent business day prior to the date of exercise of the Stock Option on which there was a sale of such stock, or (iv) if the Common Stock shall not at the time be listed on any such exchange or quoted on NASDAQ-NMS, but is traded in the over-the-counter market and quoted by the National Association of Securities Dealers Inc., the average of the closing bid and asked prices for such stock on the business day immediately preceding the date of exercise of the Stock Option as reported by the National Quotation Bureau, or (v) if the Common Stock is not listed on any national securities exchange and is not quoted by NASDAQ-NMS or the National Quotation Bureau, the fair value per share of the Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation.

III.        Delivery of Shares of Common Stock and Stock Appreciation Right Payment. The Corporation shall, upon payment of the Option Price for the shares of Common Stock, make prompt delivery of certificates representing the shares of Common Stock to the Optionee. The Corporation shall, at all times during the term of this Agreement, reserve and keep available, solely for issuance and delivery upon exercise of the Stock Option, all shares of Common Stock issuable upon exercise of the Stock Option. All shares of Common Stock issuable upon exercise of the Stock Option shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, with no liability on the part of the holder thereof. The Corporation shall pay all original issue taxes on the exercise of the Stock Option, and all other fees and expenses necessarily incurred by the Corporation in connection therewith. The Stock Appreciation Right Payment shall be made by delivery to the Optionee of a check payable to the Optionee in the amount of the Stock Appreciation Right Payment.

IV.       Termination of Stock Option. If the Optionee ceases to be employed by or to provide services to the Corporation, the Optionee may exercise the Stock Option within a period of three months after his employment or service terminates, for not more than the number of shares as to which the Stock Option was exercisable by him on the date he ceased to be employed or to serve, except that: (i) if the Corporation has terminated the Optionee’s employment or service for cause, all Stock Options granted to him and theretofore unexercised shall terminate automatically on notice of termination and (ii) if the Optionee’s employment or service shall have terminated because of his death, or if the Optionee shall have died during the three months immediately following termination of his employment or service (other than because of an event referred to in clause (i) above), the Stock Option may be exercised by the estate of the decedent, or by a person who acquired the right to exercise such Stock Option by bequest or inheritance, or by reason of the death of the decedent, at any time within nine months after the Optionee’s death, for up to the number of shares as to which the Stock option was exercisable by the Optionee on the date he ceased to be employed or to provide services. Notwithstanding the provisions of this Section 4, nothing herein will extend the terms of the Stock Option specified in Section 1 hereof.

2

V.         No Rights in Option Stock. The Optionee shall have no rights as a stockholder in respect of any shares subject to the Stock Option unless and until the Optionee has exercised the Stock Option in complete accordance with the terms hereof, and shall have no rights with respect to shares not expressly conferred by this Agreement.

VI.	Certain Adjustments.

(a)       Subject to any required action by the stockholders of the Corporation, in the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or share dividends, the Board of Directors of the Corporation shall adjust the number and kind of securities subject to the Stock Option. In any such case, the Board of Directors of the Corporation shall make such adjustment to the Stock Option without change in the total price applicable to the unexercised portion of the Stock Option and with a corresponding adjustment in the Option Price. In the event that the number of shares of Common Stock is increased by sale of additional shares or conversion of securities convertible into such shares or any other similar event not referred to in the first sentence of this Section 6(a), the Board of Directors of the Corporation may in its discretion, but shall not be obligated to, adjust the number or kind of securities subject to the Stock Option.

(b)       Should the Corporation sell all or substantially all of its assets and discontinue its business, or merge or consolidate with another entity, or liquidate or dissolve in connection with those events, then, in lieu of its obligation under Section 6(a), the Board of Directors of the Corporation may amend or adjust the Stock Option so as to terminate it completely, or to continue the Stock Option if exercisable at the date the Board of Directors of the Corporation adopted the plan of sale, merger, consolidation or liquidation, or may take other actions as it deems desirable and appropriate. In any such case, however, the Optionee will be given either (i) a reasonable time in which to exercise the Stock Option before the effectiveness of the sale and discontinuation, merger, consolidation or liquidation, or (ii) the right to obtain, for his payment of the Option Price, an equivalent amount of any securities the Optionee would have been entitled to obtain in consequence of that event, had he exercised the Stock Option immediately before the plan of sale and discontinuation, merger, consolidation or liquidation was adopted.

3

(c)       Should the Corporation be recapitalized in a transaction not covered by Section 6(a) by the issuance of any other class or classes of securities in exchange for the Common Stock, the Board of Directors of the Corporation shall amend the Stock Option to reflect an adjusted option price per unit of such securities as would equitably be obtained in accordance with the terms otherwise applicable to the actual exchange.

(d)       The Corporation shall not be required upon the exercise of the Stock Option to issue or deliver fractional shares as a result of any adjustment pursuant to this Section 6. The Optionee shall be entitled to receive a cash payment in lieu of such fractional shares.

VII.      Nonassignability. The Stock Option and this Agreement shall not be encumbered, disposed of, assigned or transferred in whole or part, and may only be exercised by the Optionee (except as otherwise provided in Section 4 hereof) unless the prior written consent of the Corporation has been obtained.

VIII.     Effect Upon Employment. Nothing contained in this Agreement shall be deemed to require the Corporation to continue the employment of, or any other contractual arrangement with, the Optionee.

IX.       Purchase for Investment. The Optionee hereby represents that he is acquiring the shares of Common Stock purchased upon the exercise of the Stock Option for investment purposes only and not with a view to the sale or distribution thereof. The Optionee acknowledges that such shares shall bear a legend restricting the transfer of such shares.

X.         Miscellaneous. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the heirs, personal representatives, successors and assigns of the parties hereto. This Agreement may not be modified or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) if delivered in person, by cable, telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested to the respective parties at their respective addresses or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices for termination for cause need not be in writing and notices of change of address shall only be effective upon receipt. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof. This Agreement may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

4

In order to indicate your acceptance of the Stock Option on the above terms and conditions, kindly sign the enclosed copy of this Agreement and return it to the Corporation.

BARNWELL INDUSTRIES, INC.

By:/s/ Alexander C. Kinzler

Name: Alexander C. Kinzler

Title: President

Accepted and Agreed to:

/s/ Russell M. Gifford

Russell M. Gifford

5

Schedule A

NOTICE OF ELECTION TO EXERCISE

Barnwell Industries, Inc.

1100 Alakea Street

Honolulu, Hawaii 96813

Attention:

Gentlemen:

I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated December 3, 2004 (the “Option Agreement”), between me and Barnwell Industries, Inc. (the “Corporation”) to purchase _______ shares of the Common Stock, par value $0.50 per share (the “Common Stock”), of the Corporation at an option price of $52.80 per share.

Enclosed is either (a) a certified or bank cashier’s check, payable to the order of the Corporation, in the amount of $______ in full payment of the purchase price or (b) stock certificates, duly endorsed in blank and with signature guaranteed, representing _____ shares of Common Stock, in full payment of the purchase price.

Please instruct __________________________________ (the “Transfer Agent”), to issue certificate(s) for shares each and, if applicable, a separate certificate for the remaining _________ shares in my name as shown below. The following address is for the records of the Transfer Agent for mailing stockholder communications:

_______________________________________

Name

_______________________________________

Taxpayer I.D. Number

(i.e. Social Security/Insurance Number)

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

A-1

Please forward the certificate(s) to me at the following address:

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

This election incorporates, and is subject to, all terms and conditions of the Option Agreement.

I am acquiring the foregoing shares for investment purposes only, and not with a view to their sale or distribution.

Dated:

                                                                         _______________________________________

Signature

_______________________________________

Print Name

A-2

Schedule B

NOTICE OF ELECTION TO EXERCISE - STOCK APPRECIATION RIGHT PAYMENT

Barnwell Industries, Inc.

1100 Alakea Street

Honolulu, Hawaii 96813

Attention:

Gentlemen:

I hereby irrevocably elect to exercise the Stock Option held by me pursuant to the Option Agreement, dated December 3, 2004 (the “Option Agreement”), between me and Barnwell Industries, Inc. (the “Corporation”) to purchase _____ shares of Common Stock, par value $0.50 per share (the “Shares”), of the Corporation at an option price of $52.80 per share.

I also hereby irrevocably elect pursuant to Section 2 of the Option Agreement, in lieu of receiving the Shares and making any cash payment to the Corporation, to receive a cash payment from the Corporation equal to the difference between the aggregate Fair Market Value (as defined in the Option Agreement) of the Shares and the aggregate Option Price of the Shares (the “Stock Appreciation Right Payment”).

Please forward the Stock Appreciation Right Payment to me at the following address:

_______________________________________

Number and Street

_______________________________________

City        State       Zip Code

Dated:

                                                                        _______________________________________

Signature

_______________________________________

Print Name

B-1

BARNWELL INDUSTRIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 3, 2008, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

BARNWELL INDUSTRIES, INC.

March 3, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

21133330000000000000 7	030308

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.		The election of 11 Directors listed below:

NOMINEES:
☐	FOR ALL NOMINEES	Morton H. Kinzler
Alan D. Hunter
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Martin Anderson
Murray C. Gardner
Alexander C. Kinzler
☐	FOR ALL EXCEPT (See instructions below)	Terry Johnston
Russell M. Gifford
Diane G. Kranz
Kevin K. Takata
Ahron H. Haspel
Robert J. Inglima, Jr.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of KPMG LLP as the Independent Auditor for 2008.	☐	☐	☐

3.	Approval of the 2008 Pay For Performance Plan.	☐	☐	☐

4.	Approval of the 2008 Equity Incentive Plan.	☐	☐	☐

5.	Approval of certain stock options previously granted to our President and our Chief Financial Officer.	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2007.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.